Vector Variable Annuity
Vector II Variable Annuity

Flexible Premium Deferred Variable Annuity
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account C

Supplement Dated November 12, 2009 to
Prospectuses Dated May 1, 2009

This Supplement describes an important change that is being made to one of the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

     At the close of business on December 11, 2009, the International Equity Flex II Portfolio (the “Old Portfolio”) of the Credit Suisse Trust (the “Trust”) will be liquidated and all of its assets and liabilities will be transferred to the International Equity Flex III Portfolio (the “New Portfolio”) of the Trust in exchange for shares of the New Portfolio.

     As a result of this reorganization, any account value that you have invested in the Old Portfolio will automatically be transferred to the New Portfolio as of the close of business on Friday, December 11, 2009. As of Monday, December 14, 2009, you may allocate premium and transfer account value to and from the investment division that invests in the New Portfolio. The Old Portfolio will no longer be available.

     All references to the Old Portfolio are deleted from your Prospectus and replaced with references to the New Portfolio. In addition, the following disclosure in your Prospectus is amended:

On page two of the prospectus, under “Separate Account Investment Portfolios”, all references to the Old Portfolio are deleted and replaced with the following:

Credit Suisse Trust – International Equity Flex III Portfolio (formerly International Equity Flex II Portfolio)

Under “Investment Policies Of The Funds’ Portfolios” of your Prospectus, within the Investment Objectives of the Portfolios table, all references to the Old Portfolio are deleted in their entirety and replaced with the following:

Credit Suisse Trust – International Equity Flex III Portfolio	Seeks long-term capital appreciation.

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If you have any questions, please call the Service Center toll-free at 1-866-270-9564, or write the Service Center at Midland National Life Insurance Company, 4601 Westown Parkway, Suite 300, West Des Moines, IA 50266.

Please retain this supplement for future reference.